Certain identified information has been omitted from this document because it is not material and would be competitively harmful if publicly disclosed, and has been marked with “[***]” to indicate where omissions have been made.

Exhibit 10.86

English Convenience Translation

-Original Agreement has been executed in Mandarin Chinese-

Tesla (Shanghai) Co., Ltd.

(as Borrower)

China Construction Bank Corporation, China (Shanghai) Pilot Free Trade Zone Special Area Branch

(as Primary Lead Arranger)

Agricultural Bank of China Limited, Shanghai Changning Sub-branch

Industrial and Commercial Bank of China Limited, China (Shanghai) Pilot Free Trade Zone Special Area Branch

Shanghai Pudong Development Bank Co., Ltd., Shanghai Branch

(as Joint Lead Arrangers)

China Construction Bank Corporation, China (Shanghai) Pilot Free Trade Zone Special Area Branch

(as Facility Agent)

Industrial and Commercial Bank of China Limited, China (Shanghai) Pilot Free Trade Zone Special Area Branch

(as Security Agent)

China Construction Bank Corporation, China (Shanghai) Pilot Free Trade Zone Special Area Branch

Industrial and Commercial Bank of China Limited, China (Shanghai) Pilot Free Trade Zone Special Area Branch

(as Account Banks)

Agricultural Bank of China Limited, Shanghai Changning Sub-branch

(as Trade Finance Bank)

Shanghai Pudong Development Bank Co., Ltd., Shanghai Branch

(as Capital Account Bank)

1

Certain identified information has been omitted from this document because it is not material and would be competitively harmful if publicly disclosed, and has been marked with “[***]” to indicate where omissions have been made.

Agricultural Bank of China Limited, Shanghai Changning Sub-branch

China Construction Bank Corporation, China (Shanghai) Pilot Free Trade Zone Special Area Branch

Industrial and Commercial Bank of China Limited, China (Shanghai) Pilot Free Trade Zone Special Area Branch

Shanghai Pudong Development Bank Co., Ltd., Shanghai Branch

(as Original Lenders)

SUPPLEMENTAL AGREEMENT

relating to a RMB Nine Billion (or its equivalent in USD)

fixed asset syndication loan agreement

2

Certain identified information has been omitted from this document because it is not material and would be competitively harmful if publicly disclosed, and has been marked with “[***]” to indicate where omissions have been made.

THIS SUPPLEMENTAL AGREEMENT (the “Supplemental Agreement”) is made on December 18, 2019.

BETWEEN

(1)

Tesla (Shanghai) Co., Ltd., a limited liability company incorporated and existing under the laws of the PRC with its registered address at D203A, No.168 Tonghui Road, Nanhui New Town, Pudong New District, as borrower (the “Borrower”);

(2)	China Construction Bank Corporation, China (Shanghai) Pilot Free Trade Zone Special Area Branch as Primary Mandated Lead Arranger and Bookrunner (the “Primary Lead Arranger”);
(3)

Agricultural Bank of China Limited, Shanghai Changning Sub-branch, Industrial and Commercial Bank of China Limited, China (Shanghai) Pilot Free Trade Zone Special Area Branch and Shanghai Pudong Development Bank Co., Ltd., Shanghai Branch as Joint Mandated Lead Arrangers and Bookrunners (the "Joint Lead Arrangers", together with the Primary Lead Arranger referred to as the “Lead Arrangers”);

(4)	China Construction Bank Corporation, China (Shanghai) Pilot Free Trade Zone Special Area Branch as Facility Agent (the "Facility Agent");
(5)	Industrial and Commercial Bank of China Limited, China (Shanghai) Pilot Free Trade Zone Special Area Branch as Security Agent (the "Security Agent");
(6)

China Construction Bank Corporation, China (Shanghai) Pilot Free Trade Zone Special Area Branch as Account Bank A (the “Account Bank A”); Industrial and Commercial Bank of China Limited, China (Shanghai) Pilot Free Trade Zone Special Area Branch as Account Bank B (the “Account Bank B”, together with the Account Bank A referred to as the “Account Banks”);

(7)	Agricultural Bank of China Limited, Shanghai Changning Sub-branch as Trade Finance Bank (the "Trade Finance Bank");
(8)	Shanghai Pudong Development Bank Co., Ltd., Shanghai Branch as Capital Account Bank (the “Capital Account Bank”); and
(9)

Agricultural Bank of China Limited, Shanghai Changning Sub-branch, China Construction Bank Corporation, China (Shanghai) Pilot Free Trade Zone Special Area Branch, Industrial and Commercial Bank of China Limited, China (Shanghai) Pilot Free Trade Zone Special Area Branch and Shanghai Pudong Development Bank Co., Ltd., Shanghai Branch as Original Lenders (each being a “Original Lender” and collectively referred to as the “Original Lenders”).

(each a “Party” and collectively the “Parties”)

Certain identified information has been omitted from this document because it is not material and would be competitively harmful if publicly disclosed, and has been marked with “[***]” to indicate where omissions have been made.

WHEREAS

(1)

Pursuant to a RMB 9,000,000,000 (or its equivalent in USD) fixed asset syndication loan agreement (the “Initial Facility Agreement”) entered into among, inter alia, the Borrower, the Lead Arrangers, the Facility Agent, the Security Agent, the Account Banks, the Trade Finance Bank, the Capital Account Bank and the Original Lenders dated December 18, 2019 (the “Facility Agreement”), the Original Lenders have agreed to make available to the Borrower a Facility up to the amount of RMB 9,000,000,000 (or its equivalent in USD) upon the terms and subject to the conditions of the Facility Agreement; and

(2)	The Parties agree to execute the Supplemental Agreement, as a supplement and amendment to the Facility Agreement.

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATIONS

In this Supplemental Agreement, terms and interpretations defined in the Facility Agreement shall, unless the context otherwise requires, have the same meanings when used herein.

2.	SUPPLEMENT TO FACILITY AGREEMENT

The Parties hereby agree that Clause 3.1 of the Facility Agreement shall be amended and supplemented in the following manner:

The original clause as set out below:

3.1	The Borrower shall apply the Advances drawn to the costs and expenses in relation to construction of the Project.

IS HEREBY AMENDED AS

3.1	The Borrower shall apply the Advances drawn mainly to the construction, development and operation of the Project land plot, including financing:
(1)	costs and expenses in relation to construction of the Project (including, among others, design, development, construction and remodeling);
(2)	costs and expenses in relation to purchase of equipment related to the production of vehicles and parts;
(3)

capital expenditure during the construction and operation of the Project, including but not limited to costs in connection with daily operation, lease of the warehouse for the Project (including such warehouses which are not located on the Project land), payment of wages, and other capital expenditures;

(4)

repayment of any intercompany loan (which has already been used) between the Affiliate Companies (including but not limited to the amount borrowed or to be borrowed by the Borrower from its Affiliate Company), provided that such intercompany loan between the

Certain identified information has been omitted from this document because it is not material and would be competitively harmful if publicly disclosed, and has been marked with “[***]” to indicate where omissions have been made.

Affiliate Companies shall be used for the above purposes and the interest rate of such intercompany loan shall be in compliance with PRC laws;
(5)	repayment of any outstanding amount under any Permitted Trade Finance Facility; and
(6)	repayment of any outstanding amount under any Existing Loan.
3.	ENTIRE AGREEMENT

Except for the amendments herein, no terms or conditions of the Facility Agreement shall be revised, amended or changed and shall remain in full force and effect. This Supplemental Agreement is an integral part of the Facility Agreement and shall constitute a Finance Document referred to in the Facility Agreement.  Any reference to the Facility Agreement shall include references to the Facility Agreement and this Supplemental Agreement. If there is any inconsistency between this Supplemental Agreement and the Facility Agreement, this Supplemental Agreement will prevail.

4.	EFFECTIVENESS

This Supplemental Agreement shall become effective upon duly signed by the authorized representative of the Parties and affixed with their official seals.

5.	MISCELLANEOUS
5.1	This Supplemental Agreement is made and executed in Chinese; this English version is prepared for reference only; if there is any discrepancy, the Chinese version controls.
5.2

Clause 21 (Governing Law and Dispute Resolution) of the Facility Agreement shall apply to this Supplemental Agreement and shall be incorporated in this Supplemental Agreement as if they had been set out in full herein mutatis mutandis.

This Supplemental Agreement has been executed by the Parties hereto on the date stated at the beginning of this Supplemental Agreement.

Certain identified information has been omitted from this document because it is not material and would be competitively harmful if publicly disclosed, and has been marked with “[***]” to indicate where omissions have been made.

SUPPLEMENTAL AGREEMENT

relating to a RMB Nine Billion (or its equivalent in USD) fixed asset syndication loan agreement

EXECUTION PAGE

Tesla (Shanghai) Co., Ltd.

(as Borrower)

Attention: Yu Xian

Address: 8F, Tower 3, Central Place, No.77 Jianguo Road, Chaoyang District, Beijing, China

Tel: [***]

Email: [***]

Authorized signatory:
/s/ Xiaotong Zhu
Name: Xiaotong Zhu	Company Chop
Title:

Certain identified information has been omitted from this document because it is not material and would be competitively harmful if publicly disclosed, and has been marked with “[***]” to indicate where omissions have been made.

SUPPLEMENTAL AGREEMENT

relating to a RMB Nine Billion (or its equivalent in USD) fixed asset syndication loan agreement

EXECUTION PAGE

China Construction Bank Corporation, China (Shanghai) Pilot Free Trade Zone Special Area Branch

(as Primary Lead Arranger, Facility Agent, Account Bank, Original Lender)

Attention: Lifan Yang

Address: Pudong New District Xinyuan South Road No 555 B-3

Tel: [***]

Email: [***]

Authorized signatory:
/s/ Qinghong Jin
Name: Qinghong Jin	Company Chop
Title:

Certain identified information has been omitted from this document because it is not material and would be competitively harmful if publicly disclosed, and has been marked with “[***]” to indicate where omissions have been made.

SUPPLEMENTAL AGREEMENT

relating to a RMB Nine Billion (or its equivalent in USD) fixed asset syndication loan agreement

EXECUTION PAGE

Industrial and Commercial Bank of China Limited, China (Shanghai) Pilot Free Trade Zone Special Area Branch

(as Joint Lead Arranger, Security Agent, Account Bank, Original Lender)

Attention: Jing Ouyang

Address: Shanghai Pudong New District Xinyuan South Road No 555

Tel: [***]

Email: [***]

Authorized signatory:
/s/ Jing Ouyang
Name: Jing Ouyang	Company Chop
Title:

Certain identified information has been omitted from this document because it is not material and would be competitively harmful if publicly disclosed, and has been marked with “[***]” to indicate where omissions have been made.

SUPPLEMENTAL AGREEMENT

relating to a RMB Nine Billion (or its equivalent in USD) fixed asset syndication loan agreement

EXECUTION PAGE

Shanghai Pudong Development Bank Co., Ltd., Shanghai Branch

(as Joint Lead Arranger, Capital Account Bank, Original Lender)

Attention: Qian Huang

Address: China (Shanghai) Pilot Free Trade Zone Special Area Pudong New District Xinyuan South Road No 588 19th floor

Tel: [***]

Email: [***]

Authorized signatory:
/s/ Su’nan Wang
Name: Su’nan Wang	Company Chop
Title:

Certain identified information has been omitted from this document because it is not material and would be competitively harmful if publicly disclosed, and has been marked with “[***]” to indicate where omissions have been made.

SUPPLEMENTAL AGREEMENT

relating to a RMB Nine Billion (or its equivalent in USD) fixed asset syndication loan agreement

EXECUTION PAGE

Agricultural Bank of China Limited, Shanghai Changning Sub-branch

(as Joint Lead Arranger, Trade Finance Party, Original Lender)

Attention: Zhifeng Pan

Address: Shanghai Changning District Dingxi Road No 998

Tel: [***]

Email: [***]

Authorized signatory:
/s/ Li Xu
Name: Li Xu	Company Chop
Title: